UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 19, 2010

Community Shores Bank Corporation
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-51166 (Commission File Number)	38-3423227 (IRS Employer Identification Number)

1030 W. Norton Avenue, Muskegon, Michigan (Address of principal executive offices)	49441 (Zip Code)

Registrant’s telephone number, including area code	231-780-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On January 19, 2010, Community Shores Bank Corporation (the “Company”) amended its Code of Ethics. The primary purpose of the amendment was to add provisions expressly relating to the anonymous hotline that the Company makes available for reporting violations of the Code of Ethics, Company policies and other matters. All of the amended text is in part III of the Code of Ethics. A copy of the Code of Ethics, as amended, is filed with this report as exhibit 14.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description

14	Code of Ethics
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Shores Bank Corporation
By:	/s/ Tracey A. Welsh
Tracey A. Welsh
Senior Vice President, Chief Financial Officer and Treasurer

Date: January 20, 2010

EXHIBIT INDEX

Exhibit Number	Description

14	Code of Ethics

3